EXHIBIT R(3)


                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Mitchell B. Birner and Eric C. Griffith, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Registration Statements applicable to The Bramwell Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                          Title                       Date


 /s/ Elizabeth R. Bramwell         Director, President         February 13, 2001
------------------------------     and Chief Executive,
Elizabeth R. Bramwell              Financial and Investment
                                   Officer

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Mitchell B. Birner and Eric C. Griffith, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Registration Statements applicable to The Bramwell Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                          Title                       Date


 /s/ Charles L. Booth, Jr.         Director                    February 13, 2001
------------------------------
Charles L. Booth, Jr.

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Mitchell B. Birner and Eric C. Griffith, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Registration Statements applicable to The Bramwell Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                          Title                       Date


 /s/ George F. Keane               Director                    February 16, 2001
------------------------------
George F. Keane

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Mitchell B. Birner and Eric C. Griffith, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Registration Statements applicable to The Bramwell Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                          Title                       Date


 /s/ James C. Sargent              Director                    February 13, 2001
------------------------------
James C. Sargent

                                POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Margaret A. Bancroft, Mitchell B. Birner and Eric C. Griffith, and each of them, as the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact's name, place and stead, to sign any and all Registration Statements applicable to The Bramwell Funds, Inc. and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Signature                          Title                       Date


 /s/ Martha R. Seger               Director                    February 13, 2001
------------------------------
Martha R. Seger, Ph.D.